EXHIBIT 99.1

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release
HP Reports Fiscal 2014 Full-Year and Fourth Quarter Results

Editorial contacts	●	Fiscal 2014 net revenue of $111.5 billion, down 1% from the prior-year period and flat on a constant currency basis
Kate Holderness, HP	●	Fiscal 2014 non-GAAP diluted net earnings per share of $3.74, within the previously provided outlook of $3.70 to $3.74 per share
+1 650 236 1024	●	Fiscal 2014 GAAP diluted net earnings per share of $2.62, within the previously provided outlook of $2.60 to $2.64 per share
corpmediarelations@hp.com	●	Fourth quarter net revenue of $28.4 billion, down 2% from the prior-year period and down 3% on a constant currency basis
HP Investor Relations	●	Fourth quarter non-GAAP diluted net earnings per share of $1.06, up 5% from the prior-year period, versus the previously provided outlook of $1.03 to $1.07 per share
investor.relations@hp.com	●	Fourth quarter GAAP diluted net earnings per share of $0.70, down 4% from the prior-year period, versus the previously provided outlook of $0.67 to $0.71 per share
www.hp.com/go/newsroom	●	Fourth quarter cash flow from operations of $2.7 billion, down 4% from the prior-year period
	●	Returned $1.1 billion to shareholders in the form of share repurchases and dividends in the fourth quarter
	●	Operating company net cash of $5.9 billion, a sequential improvent of $1 billion

HP fiscal 2014 fourth quarter and full-year financial performance
	Q4FY14	Q4FY13	Y/Y	FY14	FY13	Y/Y
GAAP net revenue ($B)	$28.4	$29.1	(2%)	$111.5	$112.3	(1%)
GAAP operating margin	6.7%	6.6%	0.1pts.	6.4%	6.4%	0 pts.
GAAP net earnings ($B)	$1.3	$1.4	(6%)	$5.0	$5.1	(2%)
GAAP diluted net earnings per share	$0.70	$0.73	(4%)	$2.62	$2.62	0%
Non-GAAP operating margin	9.6%	9.0%	0.6 pts.	8.8%	8.5%	0.3 pts.
Non-GAAP net earnings ($B)	$2.0	$2.0	3%	$7.1	$6.9	3%
Non-GAAP diluted net earnings per share	$1.06	$1.01	5%	$3.74	$3.56	5%
Cash flow from operations ($B)	$2.7	$2.8	(4%)	$12.3	$11.6	6%

Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

PALO ALTO, Calif., Nov. 25, 2014 — HP today announced financial results for fiscal 2014 and fourth quarter ended October 31, 2014.

Fiscal 2014 net revenue of $111.5 billion was down 1% from the prior-year period and flat on a constant currency basis.

Fiscal 2014 GAAP diluted net earnings per share (EPS) was $2.62, flat in comparison with the prior-year period amount and within the previously provided outlook of $2.60 to $2.64 per share. Fiscal 2014 non-GAAP diluted net EPS was $3.74, up from $3.56 in the prior-year period and within the previously provided outlook of $3.70 to $3.74 per share. Fiscal 2014 non-GAAP net earnings and non-GAAP diluted net EPS exclude after-tax costs of $2.1 billion and $1.12 per diluted share, respectively, related to restructuring charges, the amortization of intangible assets and acquisition-related charges.

Fourth quarter net revenue of $28.4 billion was down 2% from the prior-year period and down 3% on a constant currency basis.

Fourth quarter diluted net GAAP EPS was $0.70, down from $0.73 in the prior-year period and within its previously provided outlook of $0.67 to $0.71 per share. Fourth quarter non-GAAP diluted net EPS was $1.06, up from $1.01 in the prior-year period and within its previously provided outlook of $1.03 to $1.07. Fourth quarter non-GAAP net earnings and non-GAAP diluted net EPS exclude after-tax costs of $684 million and $0.36 per diluted share, respectively, related to restructuring charges, the amortization of intangible assets and acquisition-related charges.

“I’m excited to say that HP’s turnaround continues on track,” said Meg Whitman, chairman, president and chief executive officer, HP. “In FY14, we stabilized our revenue trajectory, strengthened our operations, showed strong financial discipline, and once again made innovation the cornerstone of our company. Our product roadmaps are the best they’ve been in years and our partners and customers believe in us. There’s still a lot left to do, but our efforts to date, combined with the separation we announced in October, sets the stage for accelerated progress in FY15 and beyond.”

Outlook

For fiscal 2015, HP estimates non-GAAP diluted net EPS to be in the range of $3.83 to $4.03 and GAAP diluted net EPS to be in the range of $3.23 to $3.43. Fiscal 2015 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.60 per share, related primarily to the amortization of intangible assets and restructuring charges.

For the fiscal 2015 first quarter, HP estimates non-GAAP diluted net EPS to be in the range of $0.89 to $0.93 and GAAP diluted net EPS to be in the range of $0.72 to $0.76. Fiscal 2015 first quarter non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.17 per share, related primarily to the amortization of intangible assets and restructuring charges.

The fiscal 2015 full year and first quarter outlooks do not include costs associated with the separation, which are expected to be non-GAAP adjustments beginning in Q1 2015.

Asset management

HP generated $2.7 billion in cash flow from operations in the fourth quarter, down 4% from the prior-year period. Inventory ended the quarter at $6.4 billion, up 3 days year over year to 27 days. Accounts receivable ended the quarter at $13.8 billion, down 5 days year over year to 44 days. Accounts payable ended the quarter at $15.9 billion, up 11 days year over year to 67 days. HP’s dividend payment of $0.16 per share in the fourth quarter resulted in cash usage of $309 million. HP also utilized $750 million of cash during the quarter to repurchase approximately 21.7 million shares of common stock in the open market. HP exited the quarter with $15.5 billion in gross cash.

Fiscal 2014 fourth quarter segment results

●	Personal Systems revenue was up 4% year over year with a 4.0% operating margin. Commercial revenue increased 7% and Consumer revenue decreased 2%. Total units were up 5% with Desktops units down 2% and Notebooks units up 8%.
●	Printing revenue was down 5% year over year with an 18.1% operating margin. Total hardware units were down 1% with Commercial hardware units up 5% and Consumer hardware units down 4%. Supplies revenue was down 7%.
●	Enterprise Group revenue was down 4% year over year with a 14.8% operating margin. Industry Standard Servers revenue was down 2%, Storage revenue was down 8%, Business Critical Systems revenue was down 29%, Networking revenue was up 2% and Technology Services revenue was down 3%.
●	Enterprise Services revenue was down 7% year over year with a 6.8% operating margin. Application and Business Services revenue was down 6% and Infrastructure Technology Outsourcing revenue declined 7%.
●	Software revenue was down 1% year over year with a 31.1% operating margin. License revenue was up 2%, support revenue was down 1%, professional services revenue was down 5% and software-as-a-service (SaaS) revenue was flat.
●	HP Financial Services revenue was down 1% year over year with a 1% decrease in net portfolio assets and a 15% increase in financing volume. The business delivered an operating margin of 12.1%.

More information on HP’s earnings, including additional financial analysis and an earnings overview presentation, is available on HP’s Investor Relations website at www.hp.com/investor/home.

HP’s Q4 FY14 earnings conference call is accessible via an audio webcast at www.hp.com/investor/2014Q4webcast.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information

To supplement HP’s consolidated condensed financial statements presented on a generally accepted accounting principles (GAAP) basis, HP provides revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash. HP also provides forecasts of non-GAAP diluted net earnings per share. A reconciliation of the adjustments to GAAP results for this quarter and full year and prior periods is included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which HP’s management uses these non-GAAP measures to evaluate its business, the substance behind HP’s  decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP’s management compensates for those limitations, and the substantive reasons why HP’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings, diluted net earnings per share, cash and cash equivalents, cash flow from operations, capital expenditures, or total company debt prepared in accordance with GAAP.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the previously announced separation transaction and the future performances of the post-separation companies if the separation is completed, as well as the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2014. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from reported amounts in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014. In particular, determining HP’s tax balances and provisions as of October 31, 2014 requires extensive internal and external review of tax data (including consolidating and reviewing the tax provisions of numerous domestic and foreign entities), which is being completed in the ordinary course of preparing HP’s Annual Report on Form 10-K. HP assumes no obligation and does not intend to update these forward-looking statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2014	July 31, 2014	October 31, 2013
Net revenue	$28,406	$27,585	$29,131

Costs and expenses:
Cost of sales	21,425	20,974	22,437
Research and development	876	887	729
Selling, general and administrative	3,364	3,388	3,351
Amortization of intangible assets	226	227	317
Restructuring charges	604	649	371
Acquisition-related charges	3	2	3
Total costs and expenses	26,498	26,127	27,208

Earnings from operations	1,908	1,458	1,923

Interest and other, net	(146)	(145)	(103)

Earnings before taxes	1,762	1,313	1,820

Provision for taxes	(432)	(328)	(406)

Net earnings	$1,330	$985	$1,414

Net earnings per share:
Basic	$0.71	$0.53	$0.74
Diluted	$0.70	$0.52	$0.73

Cash dividends declared per share	$-	$0.32	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,862	1,870	1,918
Diluted	1,896	1,899	1,940

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (In millions, except per share amounts)

	Twelve months ended October 31,
	2014	2013
	(Unaudited)
Net revenue	$111,454	$112,298

Costs and expenses:
Cost of sales	84,839	86,380
Research and development	3,447	3,135
Selling, general and administrative	13,353	13,267
Amortization of intangible assets	1,000	1,373
Restructuring charges	1,619	990
Acquisition-related charges	11	22
Total costs and expenses	104,269	105,167

Earnings from operations	7,185	7,131

Interest and other, net	(628)	(621)

Earnings before taxes	6,557	6,510

Provision for taxes	(1,544)	(1,397)

Net earnings	$5,013	$5,113

Net earnings per share:
Basic	$2.66	$2.64
Diluted	$2.62	$2.62

Cash dividends declared per share	$0.61	$0.55

Weighted-average shares used to compute net earnings per share:
Basic	1,882	1,934
Diluted	1,912	1,950

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except per share amounts)

	Three months ended October 31, 2014	Diluted net earnings per share	Three months ended July 31, 2014	Diluted net earnings per share	Three months ended October 31, 2013	Diluted net earnings per share
GAAP net earnings	$1,330	$0.70	$985	$0.52	$1,414	$0.73
Non-GAAP adjustments:
Amortization of intangible assets	226	0.12	227	0.12	317	0.16
Restructuring charges	604	0.32	649	0.34	371	0.19
Acquisition-related charges	3	-	2	-	3	-
Adjustments for taxes	(149)	(0.08)	(165)	(0.09)	(146)	(0.07)
Non-GAAP net earnings	$2,014	$1.06	$1,698	$0.89	$1,959	$1.01

GAAP earnings from operations	$1,908		$1,458		$1,923

Non-GAAP adjustments:
Amortization of intangible assets	226		227		317
Restructuring charges	604		649		371
Acquisition-related charges	3		2		3
Non-GAAP earnings from operations	$2,741		$2,336		$2,614

GAAP operating margin	7%		5%		7%
Non-GAAP adjustments	3%		3%		2%
Non-GAAP operating margin	10%		8%		9%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except per share amounts)

	Twelve months ended October 31, 2014	Diluted net earnings per share	Twelve months ended October 31, 2013	Diluted net earnings per share
GAAP net earnings	$5,013	$2.62	$5,113	$2.62

Non-GAAP adjustments:
Amortization of intangible assets	1,000	0.52	1,373	0.70
Restructuring charges	1,619	0.85	990	0.51
Acquisition-related charges	11	0.01	22	0.01
Adjustments for taxes	(498)	(0.26)	(560)	(0.28)
Non-GAAP net earnings	$7,145	$3.74	$6,938	$3.56

GAAP earnings from operations	$7,185		$7,131

Non-GAAP adjustments:
Amortization of intangible assets	1,000		1,373
Restructuring charges	1,619		990
Acquisition-related charges	11		22
Non-GAAP earnings from operations	$9,815		$9,516

GAAP operating margin	6%		6%
Non-GAAP adjustments	3%		2%
Non-GAAP operating margin	9%		8%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of October 31,
	2014	2013
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$15,133	$12,163
Accounts receivable	13,832	15,876
Financing receivables	2,946	3,144
Inventory	6,415	6,046
Other current assets	11,819	13,135

Total current assets	50,145	50,364

Property, plant and equipment	11,340	11,463

Long-term financing receivables and other assets	8,454	9,556

Goodwill and intangible assets	33,267	34,293

Total assets	$103,206	$105,676

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,486	$5,979
Accounts payable	15,903	14,019
Employee compensation and benefits	4,209	4,436
Taxes on earnings	1,017	1,203
Deferred revenue	6,143	6,477
Other accrued liabilities	12,977	13,407

Total current liabilities	43,735	45,521

Long-term debt	16,039	16,608

Other liabilities	16,305	15,891

Stockholders' equity:
HP stockholders' equity	26,731	27,269
Non-controlling interests	396	387

Total stockholders' equity	27,127	27,656

Total liabilities and stockholders' equity	$103,206	$105,676

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (Unaudited) (In millions)

	Three months ended October 31,
	2014	2013
Cash flows from operating activities:
Net earnings	$1,330	$1,414
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,075	1,120
Stock-based compensation expense	128	102
Provision for doubtful accounts and inventory	62	71
Restructuring charges	604	371
Deferred taxes on earnings	95	(952)
Excess tax benefit from stock-based compensation	(9)	(1)
Other, net	16	100

Changes in operating assets and liabilities (net of acquisitions):
Accounts receivable	355	(1,542)
Financing receivables	80	(84)
Inventory	(211)	441
Accounts payable	716	611
Taxes on earnings	18	937
Restructuring	(456)	(260)
Other assets and liabilities	(1,102)	488
Net cash provided by operating activities	2,701	2,816

Cash flows from investing activities:
Investment in property, plant and equipment	(956)	(919)
Proceeds from sale of property, plant and equipment	141	146
Purchases of available-for-sale securities and other investments	(79)	(450)
Maturities and sales of available-for-sale securities and other investments	123	279
Payments made in connection with business acquisitions	(29)	-
Proceeds from business diverstiture, net	6	-
Net cash used in investing activities	(794)	(944)

Cash flows from financing activities:
Short-term borrowings with original maturities less than 90 days, net	59	16
Issuance of debt	272	25
Payment of debt	(583)	(2,248)
Issuance of common stock under employee stock plans	54	9
Repurchase of common stock	(750)	(479)
Excess tax benefit from stock-based compensation	9	1
Cash dividends paid	(309)	(284)
Net cash used in financing activities	(1,248)	(2,960)

Increase (decrease) in cash and cash equivalents	659	(1,088)
Cash and cash equivalents at beginning of period	14,474	13,251
Cash and cash equivalents at end of period	$15,133	$12,163

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (In millions)

	Twelve months ended October 31,
	2014	2013
	(Unaudited)
Cash flows from operating activities:
Net earnings	$5,013	$5,113
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	4,334	4,611
Stock-based compensation expense	560	500
Provision for doubtful accounts and inventory	266	336
Restructuring charges	1,619	990
Deferred taxes on earnings	(34)	(410)
Excess tax benefit from stock-based compensation	(58)	(2)
Other, net	81	443

Changes in operating assets and liabilities (net of acquisitions):
Accounts receivable	2,017	530
Financing receivables	420	484
Inventory	(580)	(4)
Accounts payable	1,912	541
Taxes on earnings	310	417
Restructuring	(1,506)	(904)
Other assets and liabilities	(2,021)	(1,037)
Net cash provided by operating activities	12,333	11,608

Cash flows from investing activities:
Investment in property, plant and equipment	(3,853)	(3,199)
Proceeds from sale of property, plant and equipment	843	653
Purchases of available-for-sale securities and other investments	(1,086)	(1,243)
Maturities and sales of available-for-sale securities and other investments	1,347	1,153
Payments made in connection with business acquisitions	(49)	(167)
Proceeds from business diverstiture, net	6	-
Net cash used in investing activities	(2,792)	(2,803)

Cash flows from financing activities:
Short-term borrowings with original maturities less than 90 days, net	148	(154)
Issuance of debt	2,875	279
Payment of debt	(6,037)	(5,721)
Issuance of common stock under employee stock plans	297	288
Repurchase of common stock	(2,728)	(1,532)
Excess tax benefit from stock-based compensation	58	2
Cash dividends paid	(1,184)	(1,105)
Net cash used in financing activities	(6,571)	(7,943)

Increase in cash and cash equivalents	2,970	862
Cash and cash equivalents at beginning of period	12,163	11,301
Cash and cash equivalents at end of period	$15,133	$12,163

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	October 31, 2014	July 31, 2014	October 31, 2013
Net revenue:(a)

Personal Systems	$8,948	$8,649	$8,604
Printing	5,740	5,590	6,047
Total Printing and Personal Systems Group	14,688	14,239	14,651
Enterprise Group	7,270	6,894	7,575
Enterprise Services	5,511	5,590	5,918
Software	1,087	959	1,093
HP Financial Services	906	855	912
Corporate Investments	5	3	5
Total segments	29,467	28,540	30,154
Elimination of intersegment net revenue and other	(1,061)	(955)	(1,023)

Total HP consolidated net revenue	$28,406	$27,585	$29,131

Earnings before taxes:(a)

Personal Systems	$355	$346	$265
Printing	1,040	1,026	1,081
Total Printing and Personal Systems Group	1,395	1,372	1,346
Enterprise Group	1,075	966	1,092
Enterprise Services	374	228	255
Software	338	203	330
HP Financial Services	110	79	102
Corporate Investments	(107)	(115)	(86)
Total segment earnings from operations	3,185	2,733	3,039

Corporate and unallocated costs and eliminations	(316)	(265)	(323)
Stock-based compensation expense	(128)	(132)	(102)
Amortization of intangible assets	(226)	(227)	(317)
Restructuring charges	(604)	(649)	(371)
Acquisition-related charges	(3)	(2)	(3)
Interest and other, net	(146)	(145)	(103)

Total HP consolidated earnings before taxes	$1,762	$1,313	$1,820

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2014	2013
Net revenue:(a)

Personal Systems	$34,303	$32,179
Printing	22,979	23,896
Total Printing and Personal Systems Group	57,282	56,075
Enterprise Group	27,814	28,081
Enterprise Services	22,398	24,061
Software	3,933	4,021
HP Financial Services	3,498	3,629
Corporate Investments	302	24
Total segments	115,227	115,891
Elimination of intersegment net revenue and other	(3,773)	(3,593)

Total HP consolidated net revenue	$111,454	$112,298

Earnings before taxes:(a)

Personal Systems	$1,270	$980
Printing	4,185	3,933
Total Printing and Personal Systems Group	5,455	4,913
Enterprise Group	4,008	4,259
Enterprise Services	803	679
Software	872	868
HP Financial Services	389	399
Corporate Investments	(199)	(316)
Total segment earnings from operations	11,328	10,802

Corporate and unallocated costs and eliminations	(953)	(786)
Stock-based compensation expense	(560)	(500)
Amortization of intangible assets	(1,000)	(1,373)
Restructuring charges	(1,619)	(990)
Acquisition-related charges	(11)	(22)
Interest and other, net	(628)	(621)

Total HP consolidated earnings before taxes	$6,557	$6,510

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions)

	Three months ended			Change (%)
	October 31, 2014	July 31, 2014	October 31, 2013	Q/Q	Y/Y
Net revenue:(a)

Printing and Personal Systems Group
Personal Systems
Notebooks	$4,869	$4,359	$4,461	12%	9%
Desktops	3,185	3,395	3,273	(6%)	(3%)
Workstations	558	579	554	(4%)	1%
Other	336	316	316	6%	6%
Total Personal Systems	8,948	8,649	8,604	3%	4%

Printing
Supplies	3,596	3,660	3,862	(2%)	(7%)
Commercial Hardware	1,567	1,401	1,554	12%	1%
Consumer Hardware	577	529	631	9%	(9%)
Total Printing	5,740	5,590	6,047	3%	(5%)
Total Printing and Personal Systems Group	14,688	14,239	14,651	3%	0%

Enterprise Group
Industry Standard Servers	3,370	3,097	3,451	9%	(2%)
Technology Services	2,115	2,096	2,182	1%	(3%)
Storage	878	796	952	10%	(8%)
Networking	669	672	656	0%	2%
Business Critical Systems	238	233	334	2%	(29%)
Total Enterprise Group	7,270	6,894	7,575	5%	(4%)

Enterprise Services
Infrastructure Technology Outsourcing	3,446	3,494	3,722	(1%)	(7%)
Application and Business Services	2,065	2,096	2,196	(1%)	(6%)
Total Enterprise Services	5,511	5,590	5,918	(1%)	(7%)

Software	1,087	959	1,093	13%	(1%)

HP Financial Services	906	855	912	6%	(1%)

Corporate Investments	5	3	5	67%	0%
Total segments	29,467	28,540	30,154	3%	(2%)

Elimination of intersegment net revenue and other	(1,061)	(955)	(1,023)	11%	4%

Total HP consolidated net revenue	$28,406	$27,585	$29,131	3%	(2%)

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2014	2013
Net revenue:(a)

Printing and Personal Systems Group
Personal Systems
Notebooks	$17,540	$16,029
Desktops	13,197	12,844
Workstations	2,218	2,147
Other	1,348	1,159
Total Personal Systems	34,303	32,179

Printing
Supplies	14,917	15,716
Commercial Hardware	5,717	5,744
Consumer Hardware	2,345	2,436
Total Printing	22,979	23,896
Total Printing and Personal Systems Group	57,282	56,075

Enterprise Group
Industry Standard Servers	12,474	12,102
Technology Services	8,466	8,788
Storage	3,316	3,475
Networking	2,629	2,526
Business Critical Systems	929	1,190
Total Enterprise Group	27,814	28,081

Enterprise Services
Infrastructure Technology Outsourcing	14,038	15,223
Application and Business Services	8,360	8,838
Total Enterprise Services	22,398	24,061

Software	3,933	4,021

HP Financial Services	3,498	3,629

Corporate Investments	302	24
Total segments	115,227	115,891

Elimination of intersegment net revenue and other	(3,773)	(3,593)

Total HP consolidated net revenue	$111,454	$112,298

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT OPERATING MARGIN SUMMARY DATA (Unaudited)

	Three months ended	Change in Operating Margin (pts)
	October 31, 2014	Q/Q	Y/Y
Segment operating margin:(a)
Personal Systems	4.0%	0.0 pts	0.9 pts
Printing	18.1%	(0.3 pts)	0.2 pts
Printing and Personal Systems Group	9.5%	(0.1 pts)	0.3 pts

Enterprise Group	14.8%	0.8 pts	0.4 pts
Enterprise Services	6.8%	2.7 pts	2.5 pts
Software	31.1%	9.9 pts	0.9 pts
HP Financial Services	12.1%	2.9 pts	0.9 pts
Corporate Investments(b)	NM	NM	NM
Total segments	10.8%	1.2 pts	0.7 pts

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	"NM" represents not meaningful.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS PER SHARE (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2014	July 31, 2014	October 31, 2013
Numerator:
GAAP net earnings	$1,330	$985	$1,414
Non-GAAP net earnings	$2,014	$1,698	$1,959

Denominator:
Weighted-average shares outstanding during the reporting period	1,862	1,870	1,918
Dilutive effect of employee stock plans(a)	34	29	22
Weighted-average shares used to compute diluted net earnings per share	1,896	1,899	1,940

GAAP diluted net earnings per share	$0.70	$0.52	$0.73
Non-GAAP diluted net earnings per share	$1.06	$0.89	$1.01

(a)	Includes any dilutive effect of restricted stock units, restricted stock, stock options and performance-based restricted stock units.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS PER SHARE (Unaudited) (In millions, except per share amounts)

	Twelve months ended October 31,
	2014	2013
Numerator:
GAAP net earnings	$5,013	$5,113
Non-GAAP net earnings	$7,145	$6,938

Denominator:
Weighted-average shares outstanding during the reporting period	1,882	1,934
Dilutive effect of employee stock plans(a)	30	16
Weighted-average shares used to compute diluted net earnings per share	1,912	1,950

GAAP diluted net earnings per share	$2.62	$2.62
Non-GAAP diluted net earnings per share	$3.74	$3.56

(a)	Includes any dilutive effect of restricted stock units, restricted stock, stock options and performance-based restricted stock units.

Use of non-GAAP financial measures

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash. HP also provides forecasts of non-GAAP diluted net earnings per share. These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is capital expenditures. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt. The GAAP measure most directly comparable to net cash and operating company net cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.

Use and economic substance of non-GAAP financial measures used by HP
Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any restructuring charges, charges relating to the amortization of intangible assets and acquisition-related charges. Non-GAAP net earnings and non-GAAP diluted net earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment operating performance. HP believes that excluding the items mentioned above from these non-GAAP financial measures allows HP’s management to better understand HP’s consolidated financial performance in relation to the operating results of HP’s segments, as HP’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

● HP incurs charges relating to the amortization of intangible assets. Those charges are included in HP’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of HP’s acquisitions and any related impairment charges. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

●	Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s operating performance in other periods.
●	HP incurs costs related to its acquisitions. As acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP’s acquisitions, HP believes that eliminating these expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. Free cash flow is defined as cash flow from operations less net capital expenditures. Net capital expenditures is defined as investments in property, plant and equipment less proceeds from the sale of property, plant and equipment. HP’s management uses gross cash and free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, funding acquisitions, repurchasing stock and other purposes. HP’s management also uses gross cash and free cash flow to evaluate HP’s historical and prospective liquidity. Because gross cash includes liquid assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a more accurate and complete assessment of HP’s liquidity. Because net capital expenditures includes proceeds from the sale of property, plant and equipment, HP believes that net capital expenditures provides a more accurate and complete assessment of HP’s liquidity. Because free cash flow includes the effect of net capital expenditures that are not reflected in GAAP cash flow from operations, HP believes that free cash flow provides a more accurate and complete assessment of HP’s liquidity and capital resources.

Total company net debt consists of total debt (including the effects of hedging) less gross cash, which includes cash and cash equivalents, short-term investments, and certain liquid long-term investments. Total company net cash consists of gross cash less total debt. HP Financial Services (HPFS) net debt consists of HPFS debt, which includes primarily intercompany equity that is treated as debt for segment reporting purposes, intercompany debt, and borrowing and funding related activity associated with HPFS and its subsidiaries, less HPFS cash. Total company net debt and total company net cash provide useful information to HP’s management about the state of HP’s consolidated condensed balance sheet. Operating company net debt is a non-GAAP measure that is defined as total company net debt less HPFS net debt. Operating company net cash is a non-GAAP measure that is defined as total company net cash less HPFS net debt. Operating company net debt and operating company net cash provide additional useful information to HP’s management about the state of HP’s consolidated condensed balance sheet by providing more transparency into the financial components of the operating company separate from HP’s financing business, which has different capital structure requirements and requires much greater leverage to run effectively.

Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

● Items such as amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings or non-GAAP diluted net earnings per share, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.
● Items such as restructuring charges that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share can have a material impact on the equivalent GAAP earnings measure and cash flows.
● HP may not be able to liquidate immediately the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.
● Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash differently than HP does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures
HP compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors
HP believes that providing revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© 2014 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.